Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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TENGION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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______________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
______________________________________________________

To Be Held on November 26, 2012

To our stockholders:

We invite you to attend a Special Meeting of Stockholders, which will be held at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103 on November 26, 2012, at 1:00 p.m., local time.  At the meeting, stockholders will be asked to:

1.
Approve an amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) of Tengion, Inc. (the “Company”) to increase the number of authorized shares of common stock from 90,000,000 to 750,000,000 shares.

2.	Transact such other business as may properly come before the special meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on October 12, 2012, the record date for the special meeting, are entitled to notice of, and to vote at, the meeting. Your vote is important regardless of the number of shares you own. All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we hope you will take the time to vote your shares. If you are a stockholder of record, you may vote by telephone, over the Internet or by completing and mailing the enclosed proxy card in the envelope provided. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. You may revoke your proxy at any time prior to its exercise at the special meeting.

This proxy statement is also available to our stockholders via the Internet at http://www.amstock.com/Proxy Services/ViewMaterial.asp?CoNumber=17668.

By Order of the Board of Directors,

/s/ A. Brian Davis
A. Brian Davis
Chief Financial Officer, Vice President of Finance, and Secretary

Winston-Salem, North Carolina
November 1, 2012

  TENGION, INC.

3929 Westpoint Boulevard, Suite G
Winston-Salem, NC 27103

__________________________________________________

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
__________________________________________________

The Board of Directors of Tengion, Inc. (referred to herein as ‘‘Tengion,’’ the ‘‘Company,’’ ‘‘we,’’ ‘‘us’’ or ‘‘our’’) is soliciting your proxy to vote at the Special Meeting of Stockholders (referred to herein as, the ‘‘Special Meeting’’) and at any adjournments or postponements thereof. The Special Meeting will be held at 1:00 p.m. Eastern Time on November 26, 2012, at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103. The Company will pay the costs of this proxy solicitation. Proxies may be solicited on the Company’s behalf by its directors, officers and employees in person or by telephone, fax or electronic mail, although no additional compensation will be paid by the Company for such efforts.  The Company does not expect to engage a third party to assist it in the solicitation.

This Notice of Special Meeting of Stockholders and Proxy Statement (referred to herein collectively as, the ‘‘Proxy Materials’’) provides information that you should read before you vote on the proposal that will be presented at the Special Meeting. This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about November 1, 2012, to owners of shares of our common stock as of October 12, 2012, the record date of the Special Meeting.

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

PROPOSAL 1— APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 90,000,000 TO 750,000,000 SHARES	8

OTHER MATTERS	11

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why are you receiving these proxy materials?

We are providing these proxy materials to you because our Board of Directors is asking (technically called soliciting) holders of our common stock to provide proxies to be voted at the Special Meeting.  The Special Meeting is scheduled for November 26, 2012, commencing at 1:00 p.m. at Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103. Your proxy will be used at the Special Meeting or at any adjournment(s) of the Special Meeting.  The Notice of Special Meeting of Stockholders, this Proxy Statement, and the enclosed proxy card are being mailed to stockholders beginning on or about November 1, 2012.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on the record date, October 12, 2012, may vote at the Special Meeting.  There were 2,466,914 shares of our common stock outstanding as of the record date. During the ten days before the Special Meeting, you may inspect a list of stockholders eligible to vote.  If you would like to inspect the list, please call A. Brian Davis, our Chief Financial Officer, Vice President of Finance, and Secretary, at (336) 722-5855 to arrange a visit to our offices.

What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock will be entitled to one vote on each matter considered at the Special Meeting.

How can you vote?

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

1.
Over the Internet—If you have Internet access, you may authorize the voting of your shares by following the “Submit a proxy by Internet” instructions set forth on the enclosed proxy card.  You must specify how you want your shares voted or your vote will not be completed and you will receive an error message.  Your shares will be voted according to your instructions.

2.
By Telephone—You may transmit your proxy voting instructions by calling the telephone number specified on the enclosed proxy card (or voting instruction card). You will need to have the proxy card (or voting instruction card) in hand when you call.  If you choose to vote by telephone, you do not have to return the proxy card (or voting instruction card).

3.
By Mail—Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope.  Your shares will be voted according to your instructions.  If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.  Unsigned proxy cards will not be voted.

4.
In Person at the Meeting—If you attend the Special Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Special Meeting.

Beneficial Owners and Broker Non-Votes

Most of our stockholders hold their shares in “street name” through a stockbroker, bank, or other nominee, rather than directly in their own names.  If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your stockbroker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your stockbroker, bank, or other nominee on how to vote your shares.  If you hold your shares in street name, your stockbroker, bank, or other nominee has enclosed a voting instruction card for you to use in directing your stockbroker, bank, or other nominee in how to vote your shares.

Stockbrokers, banks, or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain routine matters if they have not received instructions from the beneficial owners. A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and does not have discretionary authority vote the shares because the proposal is non-routine.  The New York Stock Exchange will determine whether the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock is a routine or non-routine matter. If the proposal is deemed to be a routine matter, stockbrokers, banks or other nominees will have discretionary authority to vote the shares. As a result, we expect that there will be no broker non-votes with respect to the proposal. On the other hand, if the proposal is deemed to be a non-routine matter, stockbrokers, banks or other nominees do not have the discretion to vote the shares. As such, broker-non votes will not be counted as present for purposes of determining whether a quorum exists. Because approval of the proposal is based on the affirmative vote of the majority of the outstanding shares of common stock, a broker non-vote, if any, will have the effect of a negative vote.  Therefore, we encourage you to provide voting instructions to the organization that holds your shares.

Can you change your vote or revoke your proxy?

You may revoke your proxy at any time before your shares are voted at the Special Meeting by: (1) notifying A. Brian Davis, our Chief Financial Officer, Vice President of Finance, and Secretary, in writing at 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103, that you are revoking your proxy; (2) submitting a later dated proxy using any of the methods described above; or (3) attending and voting by ballot at the Special Meeting.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank, or other nominee pursuant to the instructions you have received from them.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  By using any of the methods discussed above, you will be appointing as your proxy A. Brian Davis, our Chief Financial Officer and Secretary.  He may act on your behalf, and will have the authority to appoint a substitute to act as proxy.  If you are unable to attend the Special Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions.  If you choose to vote by mail and complete, sign, and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” approving an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 750,000,000 shares (Proposal 1). We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so.  However, on any other business that properly comes before the Special Meeting, your proxies are authorized to vote on your behalf using their best judgment.

What constitutes a quorum?

The holders of a majority of the 2,466,914 shares of common stock issued and outstanding as of the record date, either present or represented by proxy, constitutes a quorum.  A quorum is necessary in order to conduct business at the Special Meeting.  If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum.  If a quorum is not present at the Special Meeting, the chairman of the Special Meeting may adjourn the meeting to a date when a quorum is present.  If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve the proposal and how are votes counted?

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is needed to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 750,000,000 shares (Proposal 1).  A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote.  Accordingly, an abstention will have the effect of a negative vote.

We do not know of any other matters that may come before the Special Meeting other than the proposal included herein.  If any other matters are properly presented at the Special Meeting, the persons named as proxies in the accompanying proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Special Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board of Directors and we will bear the costs of the solicitation.  We will be responsible for paying for all expenses to prepare, print, and mail the proxy materials to stockholders.  In accordance with the regulations of the SEC, we will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send this proxy statement and related proxy materials to their principals and will reimburse them for their reasonable expenses in so doing.  In addition to the solicitation by use of the mails, our officers, directors, and employees may solicit the return of proxies by telephone or personal interviews. We do not expect to engage a third party to assist in the solicitation.

How may you obtain additional copies of this Proxy Statement?

You may request additional copies of this Proxy Statement to be sent to you for no charge, by writing to A. Brian Davis, our Chief Financial Officer, Vice President of Finance, and Secretary, at 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of  October 12, 2012 by each person, or group of persons, who beneficially owns more than 5% of our capital stock; each of our directors and named executive officers; and all current directors and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock.  This information does not necessarily indicate beneficial ownership for any other purpose.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to convertible notes, warrants and options held by that person that are currently convertible or exercisable, or convertible or exercisable within 60 days of October 12, 2012,  are deemed outstanding.  Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.  Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.  The percentage of beneficial ownership is based on 2,466,914 shares of common stock outstanding on October 12, 2012.

Unless otherwise indicated, the address for each person or entity named below is c/o Tengion Inc., 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103.

Name of Beneficial Owner	Shares of common stock	Options exercisable within 60 days	Shares issuable upon exercise of warrants or conversion of notes	Total shares of common stock beneficially owned(1)	Beneficial Ownership Percentage
Greater than 5% Beneficial Owner

HealthCap Venture Capital (2)	425,197	0	3,051,912	3,477,109	63.005%

Medtronic, Inc. (3)	247,350	0	0	247,350	10.027%

Bay City Capital (4)	0	0	273,644	273,644	9.985%

Celgene Corporation (5)	0	0	273,644	273,644	9.985%

DAFNA Capital (6)	0	0	273,644	273,644	9.985%

Deerfield Funds (7)	0	0	273,644	273,644	9.985%

Horizon Technology Finance (8)	0	0	273,644	273,644	9.985%

RA Capital Management, LLC (9)	0	0	273,644	273,644	9.985%

Oak Investment Partners XI, Limited Partnership (10)	204,378	0	0	204,378	8.285%

Officers and Directors

Carl-Johan Dalsgaard, M.D., Ph. D. (11)	425,197	1,440	3,051,912	3,478,549	63.014%

John L. Miclot	39,375	19,694	0	59,069	2.394%

Timothy A. Bertram, D.V.M., Ph. D.	21,142	14,995	0	36,137	1.465%

David I. Scheer	18,839	1,440	0	20,279	*

A. Brian Davis	9,000	5,026	0	14,026	*

Lorin J. Randall	0	2,886	0	2,886	*

Richard E. Kuntz, M.D., M. Sc.	0	1,670	0	1,670	*

Diane K. Jorkasky, M.D.	0	1,408	0	1,408	*

Scott D. Flora	0	850	0	850	*

All current directors and executive officers as a group (9 persons)	513,555	49,409	3,051,912	3,614,874	64.919%
_____________________

* Less than one percent.

(1)
This table and the information included in the notes below are based upon information supplied by named executive officers, directors and principal stockholders, including, reports and any amendments thereto filed on Schedule 13D, Schedule 13G, Form 3, and Form 4 with the SEC. The table assumes that the exercise price of the warrants issued in our March 2011 private placement is $28.80 per share and does not reflect anti-dilution adjustments to the number of shares underlying these warrants resulting from a subsequent private placement in 2012. The Company is currently in the process of calculating the appropriate adjustment.

(2)
According to a Form 4 filed March 8, 2011, includes 425,197 shares of common stock and warrants to purchase 247,349 shares, of which 233,256 shares and warrants to purchase 135,691 shares are held directly by HealthCap IV, L.P., a Delaware limited partnership (“HCLP”); 17,018 shares and warrants to purchase 9,900 shares are held directly by HealthCap IV, K.B., a Swedish limited partnership (“HCKB”); 168,546 shares and warrants to purchase 98,048 shares are held directly by HealthCap IV BIS, L.P., a Delaware limited partnership (“HCBIS”); and 6,377 shares and warrants to purchase 3,710 shares are held directly by OFCO Club IV, a Swedish non-registered partnership (“OFCO”).

According to a Form 4 filed October 4, 2012, also includes $500,684.92 of senior secured convertible notes (“Notes”) and warrants to purchase 2,136,986 shares of common stock of which $274,666.24 of Notes and warrants to purchase 1,172,310 shares are held directly by HCLP; $20,039.91 of Notes and warrants to purchase 85,532 shares are held directly by HCKB; $198,468.50 of Notes and warrants to purchase 847,089 shares are held directly by HCBIS; and $7,510.27 of Notes and warrants to purchase 32,055 shares are held directly by OFCO.  The Notes are currently convertible into 667,577 shares of common stock.

HealthCap IV GPSA, L.L.C. (“HCSA”), is the sole general partner of HCLP as well as HCBIS, and has shared voting power and shared investment power with HCLP and HCBIS.  HealthCap IV GP AB, L.L.C. (“HCAB”), is the sole general partner of HCKB and has shared voting power and shared investment power with HCKB.  The members of HCSA and HCAB are Carl-Johan Dalsgaard, Johan Christenson, Per-Olof Eriksson, Anki Forsberg, Peder Fredrikson, Jacob Gunterberg, Staffan Lindstrand, Bjцrn Odlander, Per Samuelsson and Eugen Steiner.

Odlander, Fredrikson & Co AB, L.L.C. and Odlander Fredrikson SA, L.L.C. are advisors to each of HCSA and HCAB, and Odlander, Fredrikson & Co AB is a member of OFCO.  The individuals listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by HCLP, HCKB, HCBIS and OFCO.  Each member disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein.  The addresses of the entities affiliated with HealthCap are Strandvagen 5B, SE-114 51 Stockholm, Sweden and 18 Avenue d’Ouchy, CH-1006 Lausanne, Switzerland.

(3)
According to a Form 13D filed on April 14, 2011, comprised of 247,350 shares of common stock and warrants to purchase 185,513 shares of common stock.   The address of Medtronic, Inc. is 710 Medtronic Parkway, LC 270, Minneapolis, MN 55432-5604. Under the terms of these warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of the warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding.  This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company. Dr. Richard E. Kuntz, one of our directors, is Senior Vice President and Chief Scientific Clinical and Regulatory Officer of Medtronic, Inc.

(4)
Pursuant to a Securities Purchase Agreement dated October 2, 2012, Bay City Capital Fund V. LP and Bay City Capital Fund V Co-Investment Fund, LP (collectively, “Bay City Capital”) purchased $1,000,000 of Notes and warrants to purchase 4,000,000 shares of our common stock.  The Notes are currently convertible into 1,333,333 shares of common stock.  The address of Bay City Capital is 750 Battery Street, Suite 400, San Francisco, CA 94111.  The Notes and warrants held by Bay City Capital prohibit the holder from acquiring shares of common stock upon conversion of the Notes or exercise of the warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(5)
Pursuant to a Securities Purchase Agreement dated October 2, 2012, Celgene Corporation purchased $5,002,283.10 of the Notes and warrants to purchase 10,228,310 shares of our common stock.  The Notes are currently convertible into 6,669,711 shares of common stock.  The address of Celgene Corporation is 86 Morris Avenue, Summit, NJ 07901.  The Notes and warrants held by Celgene Corporation prohibit the holder from acquiring shares of common stock upon conversion of the Notes or exercise of the warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(6)
Pursuant to a Securities Purchase Agreement dated March 1, 2011, DAFNA Lifescience Market Neutral LTD, DAFNA Lifescience Select LTD and DAFNA Lifescience LTD (collectively, “DAFNA Capital”) purchased warrants to purchase 21,210 shares of our common stock.  Pursuant to a Securities Purchase Agreement dated October 2, 2012, DAFNA Capital purchased $500,000 of the Notes and warrants to purchase 2,000,000 shares of our common stock.  The Notes are currently convertible into 666,667 shares of common stock.  The address of DAFNA Capital is DAFNA Capital Management, LLC, 10990 Wilshire Boulevard, Suite 1400, Los Angeles, CA 90024.  Under the terms of the warrants issued to DAFNA Capital in the 2011 private placement, the number of shares of our common stock that may be acquired by such holder upon any exercise of those warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding.  This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company.  The Notes and 2012 warrants held by DAFNA Capital prohibit the holder from acquiring shares of common stock upon conversion of the Notes or exercise of those warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(7)
Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P. (together, the “Deerfield Funds”) hold 106,007 shares of common stock underlying warrants issued in the 2011 private placement.   Pursuant to a Securities Purchase Agreement dated October 2, 2012, the Deerfield Funds purchased $3,000,000 of the Notes and warrants to purchase 12,313,243 shares of our common stock.  The Notes are currently convertible into 4,000,000 shares of common stock.  The address of the Deerfield Funds is c/o Deerfield Management Co., 780 Third Avenue, 37th Floor, New York, NY 10017. Under the terms of the warrants issued in the 2011 private placement, the number of shares of our common stock that may be acquired by such holder upon any exercise of those warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding.  This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company.  The Notes and 2012 warrants prohibit the holder from acquiring shares of common stock upon conversion of the Notes or exercise of those warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.  James E. Flynn has the power to vote or dispose of the shares held by the Deerfield Funds.

(8)
On March 14, 2011, Horizon Technology Finance Corporation (“Horizon Technology Finance”) received warrants to purchase 7,068 shares of our common stock. On October 2, 2012, in connection with an amendment to its Venture Loan Agreement with the Company, Horizon Credit II LLC (“Horizon Credit”), a wholly-owned subsidiary of Horizon Technology Finance, received warrants to purchase 1,708,177 shares of our common stock. The principal address of Horizon Technology Finance is 312 Farmington Ave, Farmington CT 06032. The 2012 warrants held by Horizon Credit prohibit the holder from acquiring shares of common stock upon exercise of these warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(9)
Pursuant to a Schedule 13G/A filed February 14, 2012, RA Capital Management, LLC, RA Capital Healthcare Fund, LP and Peter Kolchinsky hold warrants to purchase 106,007 shares of our common stock.  Pursuant to a Securities Purchase Agreement dated October 2, 2012, RA Capital purchased $5,002,283.11 of the Notes and warrants to purchase 20,456,621 shares of our common stock.  The Notes are currently convertible into 6,669,710 shares of common stock.  Mr. Kolchinsky is the manager of RA Capital Management, LLC, which is the investment adviser and sole general partner of RA Capital Healthcare Fund, LP.  The principal address of RA Capital Management, LLC is 20 Park Plaza, Suite 1200, Boston, MA 02116.  Under the terms of the warrants issued to RA Capital in the 2011 private placement, the number of shares of our common stock that may be acquired by such holder upon any exercise of those warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding.  This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days written notice from the holder to the Company.  The Notes and 2012 warrants held by RA Capital prohibit the holder from acquiring shares of common stock upon conversion of the Notes or exercise of these warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(10)
According to a Form 13G filed on February 14, 2011, comprised of 204,378 shares held by Oak Investment Partners XI, Limited Partnership (“Oak Investment Partners XI”), 901 Main Avenue, Suite 600, Norwalk, CT 06851.  Oak Associates XI, LLC is the general partner of Oak Investment Partners XI. Oak Management Corporation is the manager of Oak Investment Partners XI.  Bandel L. Carano, Gerald R. Gallagher, Edward F. Glassmeyer, Fredric W. Harman and Ann H. Lamont are the managing members of Oak Investment Partners XI and, as such, may be deemed to possess shared beneficial ownership of any shares of common stock held by such entities.

(11)
Also includes shares beneficially owned by HealthCap Venture Capital (see footnote 2).  Dr. Dalsgaard is a member of HCSA, which is the sole general partner of HCLP as well as HCBIS, and has shared voting power and shared investment power with HCLP and HCBIS.  Dr. Dalsgaard is also a member of HCAB, which is the sole general partner of HCKB and has shared voting power and shared investment power with HCKB.  Dr. Dalsgaard has disclaimed beneficial ownership of the shares listed in footnote 2 except to the extent of his pecuniary interest therein.  The address for Dr. Dalsgaard is Strandvдgen 5B, SE-114 51 Stockholm, Sweden and 18 Avenue d’Ouchy, CH-1006 Lausanne, Switzerland.

PROPOSAL 1— APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 90,000,000 TO 750,000,000 SHARES

General

On September 27, 2012, our Board of Directors approved an amendment to our Certificate of Incorporation to increase our authorized common stock, $0.001 par value per share, from 90,000,000 shares to 750,000,000 shares (the “Amendment”). Our stockholders are being asked to approve the proposal to adopt the Amendment, which is attached to this proxy statement as Appendix A.  If our stockholders approve this proposal, we expect to file the Amendment with the Secretary of State of Delaware immediately following the Special Meeting.

The additional shares of common stock to be authorized by adoption of this Amendment would have rights identical to our currently authorized and outstanding shares of common stock. The Amendment would not affect the rights of the holders of currently outstanding common stock, except to the extent additional shares are actually issued, which may have certain effects, including dilution of the earnings per share of current holders of common stock. The Amendment would not change the authorized number of shares of preferred stock. While the availability of additional shares of common stock could, under certain circumstances, discourage or make it more difficult to obtain control of the Company, the Board of Directors is unaware of any current attempt to acquire the Company. Furthermore, the Board of Directors is not presenting the Amendment with the intent to prevent or discourage any such attempts.

Purpose of the Amendment

As described below, the Board of Directors is seeking to increase the number of authorized shares of common stock to a sufficient amount (1) to allow the Company to meet its existing contractual obligations, which require that the Company reserve sufficient shares of common stock for the future exercise of warrants, conversion of convertible notes, and exercise of call options; (2) to enable the Company, if necessary, to issue shares of common stock in lieu of interest payments to meet its debt obligations; (3) to raise additional capital to fund the Company’s business; and (4) to provide flexibility for future corporate action, including grants of equity or equity-based awards under incentive plans to retain management.

Background

As reported in its Quarterly Report for the quarter ended June 30, 2012, without additional capital, the Company expected that it would not have been able to fund its operations beyond August 31, 2012.  The Company made several efforts to raise capital to fund its business and prevent the filing of a bankruptcy proceeding.  On September 7, 2012, to enable the Company to meet its payroll obligations and to allow the Company a short period of additional time to negotiate and consummate a larger financing, the Company issued demand notes (the “Demand Notes”) in the aggregate amount of $1 million to certain new and existing investors (the “Bridge Financing”).  Subsequently, on October 2, 2012, the Company closed a private placement (the “2012 PIPE Financing”) of convertible notes (the “Convertible Notes”) and two-year, five-year, and ten-year warrants (collectively, the “PIPE Warrants”), in which it raised approximately $15 million in gross proceeds.  Each of the Demand Notes were exchanged for securities issued in the 2012 PIPE Financing.  Also on October 2, 2012, the Company and Horizon Credit II LLC, the Company’s venture debt lender, amended the terms of its Venture Loan Agreement to, among other things, provide a nine month period of interest-only payments.  In connection with this amendment, the Company issued Horizon warrants with terms similar to the PIPE Warrants (together with the PIPE Warrants, the “2012 Warrants”).

The 2012 PIPE Financing and the amendment to the Horizon Venture Loan Agreement provided the funding necessary to avoid a bankruptcy filing.  The Company expects to use the net proceeds from the 2012 PIPE Financing to fund research and development activities for its two lead programs, including completing enrollment in the Phase 1 clinical trial for its Neo-Urinary Conduit, as well as submitting an Investigational New Drug filing to the U.S. Food and Drug Administration for the Company’s Neo-Kidney Augment during the first half of 2013.

Terms of the Convertible Notes and 2012 Warrants

The terms of the Convertible Notes and the 2012 Warrants require the Company to issue a significant number of shares of common stock upon their conversion and exercise, respectively.  The Convertible Notes are convertible into shares of common stock at a current conversion price of $0.75 per share, which would result in the issuance of approximately 20,000,000 shares of common stock.  The 2012 Warrants are exercisable at a current exercise price of $0.75 per share, which upon exercise for cash would result in the issuance of 52,843,337 shares of common stock.  The Convertible Notes mature on October 2, 2015 and bear interest at 10% per annum, which is payable quarterly.  The Company may, at its option and subject to certain limitations, issue shares of common stock in lieu of interest payments on the Convertible Notes.  The lenders in the 2012 PIPE Financing may also cause the Company to redeem the 2012 Warrants or the Convertible Notes in the event of a “major transaction,” as defined in the 2012 Warrants and Convertible Notes.

The exercise price of the 2012 Warrants and the conversion price of the Convertible Notes may be decreased based upon (a) the volume weighted average price during the five trading day period (“Five-Day VWAP”) after the first registration statement filed with the SEC registering the shares of common stock underlying the 2012 Warrants and Convertible Notes is declared effective by the SEC; (b) the Five-Day VWAP after the first trading day following the date on which non-affiliates of the Company can freely sell the shares of common stock underlying the 2012 Warrants and Convertible Notes under Rule 144(b)(i) of the Securities Act, in the event the registration statement referenced in (a) above does not register all of the shares of common stock underlying the 2012 Warrants and Convertible Notes; and (c) issuance(s) by the Company of other securities with an issue or exercise price lower than the then existing exercise price or conversion price in effect as described in the 2012 Warrants and Convertible Notes.  The 2012 Warrants also provide for a proportionate adjustment in the number of shares underlying the 2012 Warrants in the event of an adjustment to the exercise price.  Assuming the conversion price of the Convertible Notes and the exercise price of the 2012 Warrants were to be adjusted to $0.50 pursuant to the provisions described above, the Company would be required to reserve approximately an additional 27,000,000 shares of common stock for conversion of the Convertible Notes and exercise of the 2012 Warrants.

In addition to the Convertible Notes and 2012 Warrants issued in the 2012 PIPE Financing, the Company granted the holders of the Convertible Notes and 2012 Warrants, except for Horizon Credit II LLC, the right to require the Company to sell to such holders up to an additional $20,000,000 in securities on the same terms as the Convertible Notes and 2012 Warrants (the “Call Option”).  The Call Option may be exercised by the holders at any time on or before June 30, 2013.  The conversion price of the notes and exercise price of the warrants issued pursuant to the terms of the Call Option will be no greater than $0.75 and, may be lower if the conversion price on the Convertible Notes and the exercise price of the 2012 Warrants are adjusted pursuant to the terms of such instruments.  Assuming the current conversion and exercise price of $0.75, if the Company issued an additional $20,000,000 of securities under the Call Option, the Company would be required to reserve for issuance an additional 106,666,667 shares of common stock of the Company.

As a result of the 2012 PIPE Financing, the number of shares issuable upon the exercise of warrants issued by the Company in its March 2011 private placement (the “2011 Warrants”) must be adjusted to reflect the dilutive effect of the 2012 PIPE Financing. The Company is currently in the process of calculating the appropriate adjustment. Any further dilutive issuance by the Company will result in a further adjustment to the exercise price and number of shares issuable under the terms of the 2011 Warrants, thereby requiring the Company to reserve additional shares of common stock for exercise of the 2011 Warrants.

Consequences of Failure to Obtain Stockholder Approval

Our Certificate of Incorporation authorizes the Company to issue 100,000,000 shares of capital stock, consisting of (i) 90,000,000 shares of common stock, par value $0.001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share.  As of October 12, 2012, we had 2,466,914 shares of common stock issued and outstanding.  Lenders who participated in the 2012 PIPE Financing currently have the right to receive an aggregate of approximately 72,000,000 shares of common stock resulting from the exercise of the 2012 Warrants and the conversion of the Convertible Notes, which number of shares could be increased significantly pursuant to the terms of such instruments.  As a result of the 2012 PIPE Financing, holders of the 2011 Warrants currently have the right to receive additional shares of common stock upon exercise of such warrants, which number of shares could be increased significantly pursuant to the terms of the 2011 Warrants.  Additionally, assuming an additional $20,000,000 of securities under the Call Option are issued by the Company, the Company would be required to reserve for issuance a minimum of an additional 106,666,667 shares of common stock of the Company, which amount of shares could be increased significantly depending upon the conversion price of the Convertible Notes in effect at the time of exercise of the Call Option.

We do not have sufficient authorized common stock to permit the exercise of the 2011 Warrants and 2012 Warrants, the conversion of the Convertible Notes, and the potential adjustments to the number of shares underlying such securities.  We also anticipate that we will be required to reserve shares of our common stock in connection with the exercise of the Call Option.  Therefore, we have agreed to seek stockholder approval in order to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock and to reserve a sufficient number of shares of common stock to provide for the future exercise of the 2011 Warrants and 2012 Warrants, conversion of the Convertible Notes, potential adjustments to the underlying share numbers, and to provide sufficient available shares of common stock for exercise of the Call Option.

If we fail to obtain stockholder approval of the Amendment by December 1, 2012, we will be in default under the terms of our Facility Agreement between the Company and the holders of the Convertible Notes.  In such event, the Convertible Notes will become immediately due and payable. If that occurs, the Company will not be able to pay the amounts due under the Convertible Notes and will likely need to seek protection under the U.S. bankruptcy laws.

The approval of the Amendment is crucial for the ongoing business of the Company.  If our stockholders do not approve the Amendment, the Company will default on its contractual obligations and will likely have to file for bankruptcy protection.

The Board of Directors believes it is in the best interests of the Company and its stockholders to have sufficient additional authorized but unissued shares of common stock (1) to allow the Company to meet its existing contractual obligations to reserve sufficient shares of common stock for the future exercise of the 2011 Warrants, 2012 Warrants, and Call Option, and conversion of the Convertible Notes, and thus avoid acceleration of the Convertible Notes; (2) to enable the Company, if necessary, to issue shares of common stock in lieu of interest payments to meet its debt obligations; (3) to raise additional capital to fund the Company’s business; and (4) to provide flexibility for future corporate action, including grants of equity or equity-based awards under an incentive plan to retain management.

Required Vote

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is needed to approve this Proposal 1.

Board Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 750,000,000 shares.

OTHER MATTERS

Stockholder Proposals for the 2013 Annual Meeting

Under our bylaws, stockholders who wish to present proposals for action, or to nominate directors (including proposals to be included in our proxy statement and form of proxy card pursuant to Rule 14a-8 under the Exchange Act), at our 2013 Annual Meeting of stockholders (that is, the next annual meeting following the Special Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of Tengion at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of our bylaws. The bylaws currently require that such notice be given not more than 120 days nor less than 90 days prior to the first anniversary of the mailing of the proxy materials related to this year’s annual meeting (i.e., no earlier than December 25, 2012 and no later than January 24, 2013).  If, however, we advance or delay the date of the next annual meeting by more than 30 days, notice by the stockholder must be given not later than the later of (i) 90 days in advance of such annual meeting or, (ii) the tenth day following our first public announcement of the date of such meeting. Stockholder notices must contain the information required by Section 2.1 of our bylaws.

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TENGION, INC.
a Delaware Corporation

Tengion, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 10, 2003.

SECOND: The Certificate of Incorporation was amended and restated by the filing of a Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) with the Secretary of State of Delaware on April 14, 2010. The Amended and Restated Certificate was most recently amended by the filing of a certificate of amendment on June 1, 2012.

THIRD: This Certificate of Amendment amends the Amended and Restated Certificate and has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

FOURTH: The Certificate is hereby amended by deleting the first paragraph of Article IV “Capital Stock” and replacing it as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is SEVEN HUNDRED SIXTY MILLION (760,000,000) shares, of which (i) SEVEN HUNDRED FIFTY MILLION (750,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) TEN MILLION (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____ day of _____________, 2012.

By:
Name:
Title:

SPECIAL MEETING OF STOCKHOLDERS OF

TENGION, INC.

November 26, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 26, 2012.
THE PROXY STATEMENT AND FORM OF PROXY FOR OUR SPECIAL MEETING ARE AVAILABLE AT:
HTTP://VVVWV.AMSTOCK.COM/PROXYSERVICES/VIEVVMATERIALASP?CONUMBER=17668

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

■ 00030000000000001000 3 112012

A VOTE "FOR" PROPOSAL 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		FOR	AGAINST	ABSTAIN
1.	Approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 90,000,000 to 750,000,000 shares.	☐	☐	☐

In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

TENGION, INC.

November 26, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 26, 2012.
THE PROXY STATEMENT AND FORM OF PROXY FOR OUR SPECIAL MEETING ARE AVAILABLE AT:
HTTP://VVVWV.AMSTOCK.COM/PROXYSERVICES/VIEVVMATERIAL.ASP?CONUMBER=17668

\/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \/
■ 00030000000000001000 3 112012
A VOTE "FOR" PROPOSAL 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		FOR	AGAINST	ABSTAIN
1.	Approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 90,000,000 to 750,000,000 shares.	☐	☐	☐

In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TENGION, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 26, 2012
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TENGION, INC.

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) A. Brian Davis with full power of substitution, as proxy to act and vote at the Special Meeting of Stockholders of Tengion, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Special Meeting, and, in his discretion, upon any other matters which may properly come before the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF TENGION, INC. TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 90,000,000 TO 750,000,000 SHARES.

(Continued and to be signed on the reverse side.)